Exhibit 99.2

Nugget Casino Resort and
Reno-sparks Supplement February 2022 CENTURY CASINOS

Disclaimer CENTURY CASINOS This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. These statements are based on the beliefs and assumptions of the management of Century Casinos based on information currently available to management. Such forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the transaction, as well as Century Casinos’ plans, objectives, expectations, intentions, and other statements relating to cash flow and operating results, a new credit facility and debt repayment; the possibility that the transaction does not close when expected or at all because conditions to closing are not satisfied on a timely basis or at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the transaction; the possibility that the anticipated benefits of the transaction are not realized when expected or at all. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from forward-looking statements include, among others, risks described in the section entitled “Risk Factors” under Item 1A in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and in subsequent periodic and current SEC filings the Company may make. Century Casinos disclaims any obligation to revise or update any forward-looking statement that may be made from time to time by it or on its behalf. The Company obtained the industry, market and competitive position data used in this presentation from (i) its own internal estimates and research of third-party company websites and other sources, (ii) industry and general publications and research or (iii) studies and surveys conducted by third parties. Such sources generally do not guarantee the accuracy or completeness of included information. While the Company believes that the information included in this presentation from such publications, research, studies, surveys and websites is reliable, it has not independently verified data from these third-party sources. While the Company believes its internal estimates and research are reliable, neither such estimates and research nor such definitions have been verified by any independent source. 1

Executive Summary CENTURY CASINOS Century Casinos, Inc. (“Century” or the “Company”) has entered into a definitive agreement with Marnell Gaming, LLC to acquire 100% of Nugget Sparks, LLC (“OpCo”) or Nugget Casino Resort (“Nugget”) and 50% of Smooth Bourbon, LLC (“PropCo”) for $195 million Represents a purchase price multiple of ~7.8x LTM 12/31/2021 Further Adjusted EBITDA1 of $25 million and is expected to close within 12 months pending receipt of regulatory approvals The Company will have a five-year option to purchase the remaining 50% of PropCo for $105 million plus 2% per annum The acquisition of OpCo is expected to meaningfully enhance the Company’s free cash flow as well as be immediately accretive to earnings The Nugget is a full service casino resort located in the attractive Reno-Sparks gaming market with over 50,000 sq. ft. of gaming space, two hotel towers and over 100,000 sq. ft. of convention space The Nugget represents an attractive opportunity to acquire a newly renovated asset in an attractive gaming market that increases the scale and diversity of Century’s financial profile For the LTM period ended 12/31/21, the Nugget generated revenue of $100 million and Adjusted EBITDA1  of $33 million 1. Further Adjusted EBITDA and Adjusted EBITDA are non-GAAP financial measures. See Appendix A. 2

Nugget Casino Resort Property Overview CENTURY CASINOS Key Highlights The newly remodeled Nugget Casino is conveniently located on route I-80 with easy access from the airport The full-service resort boasts a large gaming floor, two hotel towers, a convention space, outdoor amphitheater, and a wide variety of casual and fine dining options in addition to several on-site bars and lounges Reno/Sparks is a top 15 gaming market in the U.S. This location has the 2nd largest hotel conference center in Reno, as well as a recently built a state-of-the-art 8,555-seat outdoor venue The Reno-Tahoe airport is undergoing a $1.6bn master expansion plan with recent non-stop service added to NYC, Houston, and Austin Property Stats Owned Land Acreage 29 Casino Sq. Ft. 50,200 Recent Renovation $90+mm Slots 859 Full-time Equivalent Employees 576 Table Games 29 Rooms 1,382 Restaurants 7 Convention Space 110,000 Sq. Ft. Amphitheater Seats 8,555 2021 Revenue $100mm 2021 Adjusted EBITDA (Margin) $33mm (33%) Source: American Gaming Association “State of the States 2021” 3

Strategic Rationale and Investment Highlights CENTURY CASINOS Expand Century’s U.S. Footprint and Enter Fast Growing Reno Market Offers Century an entry into the state of Nevada and a high-profile, top 15 U.S. gaming market1 that has a revitalized and growing economic base Ideally positioned to benefit from economic growth of the Reno-Sparks area, fueled by a favorable business environment that attracts leading technology and manufacturing companies including Google, Tesla, Switch, Amazon and Apple Established database of over 80,000 customers that draws locals and tourists to the property Newly Remodeled, Turnkey Casino Resort Prior owners invested over $90mm since 2016 on top-to-bottom renovations including: Fully remodeled casino with replacement of table games, other equipment and furniture Redesigned hotel rooms with Modern Sierra theme throughout hotel and towers Significant upgrades of equipment in all kitchens 110,000 sq. ft. of remodeled convention space Brand new state-of-the-art 8,555-seat outdoor concert venue to feature top names Inherent Value of Real Estate with Space to Grow Ownership stake in the property further diversifies Century’s portfolio of owned and operated casino properties Property is on 29 acres of owned land with room for expansion, including a grandfathered license to build an additional non-hotel casino Strong Historical Performance Despite Multi-Year Disruption The Nugget has a strong track record of profitable growth despite multi-year renovations Management made a number of key operating improvements despite contending with renovation disruption since 2016 that periodically limited capacity in different parts of the casino resort: Creation of a robust customer loyalty program and expansion of the customer database Implementation of creative marketing events including shows, concerts and cook-offs 2017-2021 revenue and Adjusted EBITDA CAGRs of 4.5% and 18.3% respectively 1.According to American Gaming Association “State of the States 2021”. 4

Reno-Sparks Developments Driving Significant Untapped Potential in the Current Market CENTURY CASINOS Area Highlights Reno-Sparks is famous for its casinos, but is also known as a destination for outdoor recreation with proximity to Lake Tahoe and several ski resorts In 2021, 53% of revenue was generated through casinos, 20% through food and beverage, 18% through hotels, and the remaining 9% from miscellaneous income Current home to Tesla Gigafactory, Apple, Switch Data Center and Walmart Distribution Reno-Sparks has 20 locations with slot machines and 24 locations with tables1 Reno-Sparks Average Per Room Per Day Statistics Slot Revenue $196 $215 $222 Room Rate $96 $108 $113 Food Sales $75 $81 $87 Beverage Sales $35 $45 $55 2018 2019 2020 Considerable Development Opportunities in the Area Tesla Gigafactory presents an opportunity to employ 20,000+ workers in the
Reno-Sparks area Google purchased 1,200+ acres in 2017, creating the capacity to hire tens of thousands of employees Blockchains LLC purchased 64,000 acres in 2018, with plans to build a blockchain-based community Source: Nevada Gaming Control Board, UNLV Gaming Research, Reno.gov, Industry Research 1. As of December 31, 2021. 5

Reno-Sparks Economy Poised for Continued Growth CENTURY CASINOS The Nugget Vs. Reno-Sparks
Casino Average Revenue ($mm) Casino Revenue +34% $25 $33 Rooms Revenue +72% $10 $18 Food Revenue 0% $8 $8 Other Revenue (37)% $10 $6 Total Revenue +23% $53 $64 2020A Reno-Sparks Casino Average 2020A Nugget Reno-Sparks Unemployment Rate 25 20 15 10 5 0 2.9% 2016 2017 2018 2019 2020 2021 Washoe County Population Forecast '21-'26 CAGR:1.04% 531,204 537,270 543,087 548,709 554,134 559,373 2021 2022 2023 2024 2025 2026 Washoe County Personal Income Per Capita '21-26'CAGR: 3.94% $72,327 $75,105 $78,048 $81,082 $84,352 $87,751 2021 2022 2023 2024 2025 2026 Source: Reno.gov, U.S. Bureau of Labor Statistics, MVE Reno-Sparks Market Overview, Washoe County Consensus Forecast, Industry Research, UNLV Centre for Gaming Research Note: Total Revenue may not sum due to rounding. 6

Robust Historical Financial Performance $ in millions CENTURY CASINOS Key Highlights Stable topline performance Strong recovery out of the Covid-19 pandemic with meaningful margin expansion Significant growth and maintenance capex with $90mm+ being spent from 2016 to 2021 making the Nugget a well-invested asset Revenue $80.7 $85.5 $89.2 $56.9 $100.4 2017 2018 2019 2020 2021 Adjusted EBITDA and Margin Margin: 17.5% 20.6% 19.6% 19.0% 32.7% Significant disruption from ~$90m in capex spend since 20161 $14.2 $17.9 $17.4 $10.8 $32.8 2017 2018 2019 2020 2021 CapEx $30.7 $13.2 $26.3 $2.8 $8.5 $25.1 $7.7 $20.1 $0.6 $0.1 $5.6 $5.5 $6.1 $2.2 $8.4 2017 2018 2019 2020 2021 Growth CapEx Maintenance CapEx 1. Renovations represent growth and maintenance CapEx including $8.5mm in 2016. 7

Appendix A CENTURY CASINOS The Company defines Adjusted EBITDA as net earnings (loss) attributable to Century Casinos, Inc. shareholders before interest expense (income), net, income taxes (benefit), depreciation and amortization, non-controlling interests net earnings (loss) and transactions, pre-opening expenses, acquisition costs, non-cash stock-based compensation charges, asset impairment costs, (gain) loss on disposition of fixed assets, discontinued operations, (gain) loss on foreign currency transactions, cost recovery income and other, gain on business combination and certain other one-time transactions. With respect to OpCo and the Nugget Casino Resort, Adjusted EBITDA also excludes one-time bonuses paid to OpCo employees related to the COVID-19 pandemic. Expense related to the Company’s Master Lease and Century Downs Racetrack and Casino land lease is included in the interest expense (income), net line item. Intercompany transactions consisting primarily of management and royalty fees and interest, along with their related tax effects, are excluded from the presentation of net earnings (loss) attributable to Century Casinos, Inc. shareholders and Adjusted EBITDA. Not all of the aforementioned items occur in each reporting period, but have been included in the definition based on historical activity. These adjustments have no effect on the consolidated results as reported under US GAAP. Adjusted EBITDA is not considered a measure of performance recognized under US GAAP. Management believes that Adjusted EBITDA is a valuable measure of the relative performance of the Company and its properties. The gaming industry commonly uses Adjusted EBITDA as a method of arriving at the economic value of a casino operation. Management uses Adjusted EBITDA to compare the relative operating performance of separate operating units by eliminating the above-mentioned items associated with the varying levels of capital expenditures for infrastructure required to generate revenue and the often high cost of acquiring existing operations. Adjusted EBITDA is used by the Company’s lending institution to gauge operating performance. The Company’s computation of Adjusted EBITDA may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. With respect to OpCo and the Nugget Casino Resort, Adjusted EBITDA also excludes one-time bonuses paid to OpCo employees related to the COVID-19 pandemic and rent expense, and the Further Adjusted EBITDA multiple described above also excludes pro forma rent expense payable by OpCo to PropCo. The table below provides a reconciliation of OpCo Adjusted EBITDA to Net Earnings. For the year ended December 31, 2021 Net earnings $ 16.0 Interest expense (income), net 0.9 Depreciation and amortization 13.9 Management fees 1.0 One time bonus 0.7 Rent expense 0.3 Adjusted EBITDA $ 32.8 1. Preliminary and unaudited. 8a